UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-22724

Exact name of registrant as specified in charter:	Prudential Global Short Duration High
Yield Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	7/31/2017

Date of reporting period:	7/31/2017

Item 1 – Reports to Stockholders

PRUDENTIAL GLOBAL SHORT DURATION HIGH YIELD FUND, INC.

ANNUAL REPORT

JULY 31, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: High level of current income

Highlights

•	Regional allocation added value, as the Fund benefited from overweights to the US and developed Europe, coupled with an underweight to Emerging Markets.

•	The Fund’s positions in the US consumer and industrial sectors were a positive contributor to returns, particularly within health care, industrials, and technology.

•	The Fund’s positioning in the European consumer sector detracted from results.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial company. © 2017 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Global Short Duration High Yield Fund informative and useful. The report covers performance for the 12-month period ended July 31, 2017.

Effective April 3, 2017, Prudential Investments became known as PGIM® Investments. Why PGIM? This new name was chosen to further align with the global investment management businesses of Prudential Financial, which rebranded from Prudential Investment Management in January 2016. This new name allows for one brand and reflects our ability and commitment to delivering investment solutions to clients around the globe. Please keep in mind that only the Fund adviser’s name was changed: the name of your Fund and its management and operation will not change.

Major global events during the reporting period included the US presidential election and domestic issues related to the new administration’s policy initiatives. The US economy experienced weak growth during the first quarter of 2017, although stronger growth took place in the second quarter. Britain began its formal legal process to leave the European Union, and recent parliamentary elections in Britain resulted in unseating the majority party. Overall, global economic growth picked up slightly.

Equities in the US reached new highs, and international equities gained significantly. European stocks posted impressive results. Asian markets were solid, and emerging markets outperformed most regions.

In mid-June, the Federal Reserve raised its Federal Funds rate by 0.25% for the second time in 2017. Fixed income markets were mixed, as rising interest rates affected bond markets. High yield and emerging markets bonds were among the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Global Short Duration High Yield Fund, Inc.

September 15, 2017

Prudential Global Short Duration High Yield Fund, Inc.	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain more recent performance data by visiting our website at www.pgiminvestments.com.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in higher-rated, below-investment-grade fixed income instruments of issuers located around the world, including emerging markets.* The Fund seeks to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

*There can be no guarantee the Fund will achieve its objective. Higher-rated high yield bonds, commonly referred to as “junk bonds,” are below investment grade and are considered speculative. They are rated Ba, B by Moody’s Investors Service, Inc. (Moody’s); BB, B by Standard & Poor’s Ratings Services (S&P) and Fitch, Inc. (Fitch); or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered by PGIM Fixed Income to be of comparable quality.

Performance Snapshot as of 7/31/17
Price Per Share ($)	Total Return for 12 Months Ended 7/31/17 (%)
16.57 (NAV)	7.38
15.11 (Market Price)	6.31

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: PGIM Investments LLC.

Key Fund Statistics as of 7/31/17
Duration	2.38 years	Average Maturity	4.0 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the Fund’s bonds.

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Credit Quality expressed as a percentage of total investments as of 7/31/17 (%)
BBB	7.8
BB	44.7
B	46.2
CCC	3.3
C	0.1
Not Rated	1.3
Cash/Cash Equivalents	–3.3
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by an NRSRO. Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Yield and Dividends as of 7/31/17
Total Monthly Dividends Paid per Share for Period ($)	Current Monthly Dividend Paid per Share ($)	Yield at Market Price as of 7/31/17 (%)
1.19	0.09	7.15

Yield at Market Price is the annualized rate determined by dividing current monthly dividend paid per share by the market price per share as of July 31, 2017.

Prudential Global Short Duration High Yield Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Global Short Duration High Yield Fund’s shares returned 6.31% based on market price and 7.38% based on net asset value (NAV) during the 12-month reporting period that ended July 31, 2017. For the same period the Index returned 7.60%, and the Lipper Closed End High Yield Leveraged Funds Average returned 13.72%. All returns reflect reinvestment of dividends.

What were market conditions?

•

Global high yield bonds posted very strong results for the period with the Bloomberg Barclays Global High Yield Index returning 10.24%. The short duration, higher quality sub-style of global high yield, as measured by the Bloomberg Barclays Global High Yield Ba/B 1-5 Year (1% Constrained) Index, also produced solid performance but underperformed the broad, longer duration index, returning 7.60% for the period.

•

During the 12-month period, the global market experienced several significant events including the uncertainties following the Brexit vote, a surprise Trump victory in the US Presidential election, two Federal Reserve rate hikes, and the French and UK elections. Early in the period, commodities, particularly the metals & mining, chemicals, and energy sectors, outperformed, benefiting from a rise in oil prices, as well as OPEC’s agreement to reduce supply, which increased expectations for a more balanced oil market.

•

In the second half of the period, the health care sector was a top performer, as investors took comfort the Senate was a more difficult place to pass a bill to repeal Obamacare than the Trump Administration initially advertised. The lack of onerous regulatory language regarding drug pricing was also a benefit for high yield pharmaceutical companies.

•

Moody’s 12-month global speculative grade default rate ended the reporting period in July at 3.1%—down from 3.2% at the end of June. While the commodity sectors continue to drive defaults on an LTM (last twelve months) basis, the recent trend suggests default activity within the retail sector will outpace those within commodities amid stabilizing conditions in the commodity markets. After all, May 2017 had been the first month since January 2015 that there were no commodity related defaults. Moody’s forecast suggests the global default rate will decrease to 2.7% by the end of 2017, before dipping into the low 2% range by the end of July 2018. The majority of defaults are likely to come from the retail sector. Except for the retail sector, PGIM Fixed Income still expects default rates outside of the energy and basic materials sectors to remain benign through 2018.

•

For the full 12-month period, the best performing sectors included metals & mining, finance & insurance, and upstream energy. The emerging market sovereign, banking, and industrial sectors lagged over the one-year period.

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What worked?

•

The primary driver of returns in the Fund over the period was very strong issue selection, principally within the US high yield and developed European high yield regions. Within US high yield, the top single name contributors were overweights to Laureate Education (other industrial), Valeant Pharmaceuticals, Scientific Games (gaming), and Unifrax (other industrial). Within developed Europe, avoiding troubled commodities firm Noble Group (other industrial), and overweights to Intelsat (cable & satellite) and Galapagos (consumer non-cyclical) were the top contributors to performance.

•

The Fund also benefited from positioning at the regional level. This was primarily driven by an overweight to the US high yield portion of the index which outperformed the broader global short duration market. Underweights to the developed Europe and emerging markets also boosted returns.

What didn’t work?

•

The Fund’s positioning in European emerging markets detracted from performance. An overweight to Agrokor (consumer non-cyclical), a global food and beverage manufacturer based out of Croatia, was the largest single company detractor from returns. The firm experienced deteriorating credit conditions over the period while displaying limited transparency within its financial statements. Other single name detractors include overweights to Paperworks (paper & packaging) and troubled high-end retailer Neiman Marcus.

How did the Fund’s borrowing (leverage) strategy affect its performance?

•	The Fund’s use of leverage contributed positively to results as the returns generated by the securities purchased were in excess of the cost of borrowing.

•	As of July 31, 2017, the Fund had borrowed $253 million and was about 27.2% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 29%.

Did the Portfolio use derivatives and how did they affect performance?

•

Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions not denominated in US dollars. The derivatives help immunize any impact from fluctuating currencies outside of the US dollar.

Were there any changes to the management of the Fund’s portfolio?

•

Effective October 31, 2017, Michael Collins will be removed as a portfolio manager from the Fund. Mr. Collins’ responsibilities in PGIM Fixed Income have increased due to substantial asset growth in both the institutional and retail multi-sector fixed income strategies. Accordingly, PGIM Fixed Income believes it is appropriate to remove him as a

Prudential Global Short Duration High Yield Fund, Inc.	7

Strategy and Performance Overview (continued)

portfolio manager to better represent the portfolio management of the Fund. Given the depth and experience of the Fund’s existing portfolio management team, PGIM Fixed Income does not believe that any additional portfolio managers are currently necessary. PGIM Fixed Income also believes that Mr. Collins’ removal will not have any material impact on the Fund’s investment strategy.

Current outlook

•

Long term demand for high yield is supported by a thirst for yield as interest rates are low due to low inflation and central bank support, albeit waning somewhat. M&A has generally been positive for high yield credits and will be expected to increase under Republican oversight.

•

However, many macro concerns could weigh on the market, such as uncertainty in China, North Korea, the Middle East, European elections, and the Fed. Populism, nationalism and isolationism are on the rise globally, which is negative for economic growth longer term. While pro-business, Donald Trump’s anti-globalization policies and his unpredictable positions should elevate risk premiums.

•

Opportunities still exist in Emerging Markets high yield markets, especially in times of volatility. PGIM Fixed Income believes the spread tightening theme remains intact in select credits, especially in shorter duration, quasi-sovereign debt securities.

•

The Fund continues to be underweight to the energy sector. The Fund also maintains underweights to emerging markets sovereign debt and the banking and finance & insurance sectors. Overweights include gaming/lodging/leisure, health care & pharmaceutical and building materials & home construction.

Benchmark Definitions

Bloomberg Barclays Global High Yield Ba/B 1–5 Year 1% Issuer Constrained Index—The Bloomberg Barclays Global High Yield Ba/B 1–5 Year 1% Issuer Constrained Index is an unmanaged index which represents the performance of short duration higher-rated high yield bonds in the United States, developed markets, and emerging markets.

Source: Bloomberg Barclays.

Lipper Closed End High Yield Leveraged Funds Average—The Lipper Closed End High Yield Funds (Leveraged) Average (Lipper Average) represents returns based on an average return of 35 funds in the Lipper Closed-End High Yield Funds (Leveraged) category.

Investors cannot invest directly in an index or average.

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Looking for additional information?

The Fund is traded under the symbol “GHY,” and its closing market price is available online on most financial websites and may be available in most newspapers under the New York Stock Exchange (NYSE) listings. The daily NAV is available online under the symbol “XGHYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on www.pgiminvestments.com.

In a continuing effort to provide information concerning the Fund, shareholders may go to www.pgiminvestments.com or call (800) 451-6788 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

Prudential Global Short Duration High Yield Fund, Inc.	9

Schedule of Investments

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
LONG-TERM INVESTMENTS 138.8%

BANK LOANS(c) 16.0%

Aerospace & Defense 0.1%
DAE Aviation Holdings, Inc.	5.064%	07/07/22		900	$905,625

Cable 0.6%
Mergermarket Bidco Ltd. (United Kingdom)	4.789	07/31/24	GBP	3,150	4,150,916

Capital Goods 2.5%
IPH (United Kingdom)	4.500	06/30/23	EUR	4,500	5,247,177
QA (United Kingdom)	5.286	06/23/24	GB	P4,000	5,329,428
Socotec (France)	4.790	07/31/24	GBP	1,800	2,372,942
VFS Global Services Pvt. Ltd. (Luxembourg)	4.290	06/15/24	GBP	2,875	3,821,726

					16,771,273

Chemicals 0.3%
MacDermid, Inc.	4.720	06/07/20		1,724	1,735,890

Construction Machinery 0.1%
Neff Rental LLC	7.471	06/09/21		1,020	1,024,658

Consumer Services 1.3%
Diversey	2.921	07/31/24	EUR	4,325	5,142,318
Verisure Holding AB (Sweden)	3.000	10/21/22	EUR	3,000	3,550,402

					8,692,720

Food 1.3%
CEC Entertainment, Inc.	4.181	02/12/21		3,730	3,723,472
CEP (France)	4.129	09/30/20	EUR	3,997	4,776,454

					8,499,926

Healthcare 0.6%
Unilabs Diagnostics AB (Sweden)	3.000	04/19/24	EUR	3,300	3,878,315

Lodging 0.1%
Golden Nugget, Inc.	4.672	11/21/19		644	649,780
Golden Nugget, Inc.	4.680	11/21/19		276	278,477

					928,257

Media & Entertainment 0.5%
Infinitas Learning BV (Netherlands)	3.500	05/03/24	EUR	1,000	1,193,858
LSC Communications, Inc.^	7.234	09/30/22		1,919	1,928,705

					3,122,563

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	11

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
BANK LOANS(a) (Continued)

Non-Captive Finance 0.3%
Exela Intermediate LLC	8.804%	07/12/23		2,000	$1,970,000

Other Industry 1.8%
Laureate Education, Inc.	5.814	04/26/24		6,499	6,527,078
Parkdean Resorts Holdco Ltd. (United Kingdom)	4.502	03/03/24	GBP	600	800,546
Webhelp (France)	4.250	03/16/23	EUR	4,000	4,763,932

					12,091,556

Packaging & Containers 0.2%
Coveris Holdings SA (Luxembourg)	5.546	06/30/22		1,683	1,680,461

Pharmaceuticals 1.2%
Ethypharm SA (France)	5.087	07/21/23	GBP	6,000	7,978,254

Retail 1.5%
Academy Ltd.	5.218	07/01/22		839	654,407
Euro Garages Ltd. (United Kingdom)	5.286	01/30/23	GBP	2,500	3,327,363
THOM Europe SAS (France)	4.500	07/31/24	EUR	5,100	5,966,922

					9,948,692

Software 1.3%
BMC Software Finance, Inc.	5.226	09/12/22		4,347	4,370,773
First Data Corp.	3.814	04/26/24		1,198	1,202,831
Infor US, Inc.	4.046	02/01/22		750	748,956
Symantec Corp.	3.049	08/01/21		2,493	2,485,868

					8,808,428

Technology 1.3%
Dell International LLC	3.299	12/31/18		5,250	5,253,748
Evergreen Skills SARL	5.984	04/28/21		2,250	2,112,892
Informatica Corp.	4.796	08/05/22		1,546	1,547,960

					8,914,600

Telecommunications 1.0%
Digicel International Finance Ltd.	4.940	05/27/24		2,850	2,875,829
Frontier Communications Corp.	4.952	06/15/24		4,375	4,201,094

					7,076,923

Tobacco 0.0%
Jacobs Douwe Egberts BV (Netherlands)	1.671	07/01/22	EUR	252	301,076

TOTAL BANK LOANS (cost $105,464,653)					108,480,133

See Notes to Financial Statements.

12

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS 77.4%

Auto Parts & Equipment 0.7%
American Axle & Manufacturing, Inc.,
Gtd. Notes(aa)	5.125%		02/15/19		1,000	$1,007,500
Gtd. Notes(aa)	7.750		11/15/19		3,422	3,755,645

						4,763,145

Building Materials 0.6%
Griffon Corp., Gtd. Notes	5.250		03/01/22		575	587,938
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.125		02/15/21		800	830,000
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes(aa)	8.500		04/15/22		2,100	2,362,500

						3,780,438

Chemicals 2.7%
A. Schulman, Inc., Gtd. Notes	6.875	(c)	06/01/23		950	992,750
Chemours Co. (The), Gtd. Notes(aa)	6.625		05/15/23		3,380	3,629,647
Hexion, Inc., Sr. Sec’d. Notes, 144A(aa)	10.375		02/01/22		1,565	1,584,562
Platform Specialty Products Corp., Sr. Unsec’d. Notes, 144A	10.375		05/01/21		575	633,938
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A(aa)	8.250		01/15/21		4,195	4,373,287
Sec’d. Notes, 144A	8.500		01/15/21	EUR	1,750	2,154,509
Tronox Finance LLC, Gtd. Notes(aa)	6.375		08/15/20		2,895	2,909,475
W.R. Grace & Co., Gtd. Notes, 144A(aa)	5.125		10/01/21		2,200	2,365,000

						18,643,168

Coal 0.9%
CONSOL Energy, Inc.,
Gtd. Notes(aa)	5.875		04/15/22		3,518	3,533,391
Gtd. Notes	8.000		04/01/23		1,075	1,142,188
Peabody Energy Corp., Sr. Sec’d. Notes, 144A(aa)	6.000		03/31/22		1,280	1,305,600

						5,981,179

Commercial Services 1.5%
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Gtd. Notes, 144A(aa)	6.375		08/01/23		5,475	5,817,187
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes(aa)	4.500		10/01/20		1,500	1,518,750
Service Corp. International, Sr. Unsec’d. Notes(aa)	7.625		10/01/18		2,650	2,815,625

						10,151,562

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	13

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Computers 1.6%
Dell International LLC/EMC Corp., Gtd. Notes, 144A(aa)	5.875%	06/15/21		3,800	$3,985,250
EMC Corp., Sr. Unsec’d. Notes(aa)	2.650	06/01/20		1,665	1,642,776
NCR Corp., Gtd. Notes(aa)	6.375	12/15/23		3,050	3,255,875
Western Digital Corp., Sr. Sec’d. Notes, 144A(aa)	7.375	04/01/23		1,550	1,701,125

					10,585,026

Distribution/Wholesale 0.5%
VWR Funding, Inc., Gtd. Notes(aa)	4.625	04/15/22	EUR	3,000	3,678,614

Diversified Financial Services 1.8%
FBM Finance, Inc., Sr. Sec’d. Notes, 144A	8.250	08/15/21		1,025	1,099,312
Navient Corp.,
Sr. Unsec’d. Notes	6.500	06/15/22		6,035	6,427,275
Sr. Unsec’d. Notes	6.625	07/26/21		625	670,313
OneMain Financial Holdings LLC, Gtd. Notes, 144A(aa)	6.750	12/15/19		3,175	3,324,225
VHF Parent LLC/Orchestra, Second Lien, 144A	6.750	06/15/22		400	420,000

					11,941,125

Electric 5.3%
AES Corp. (The), Sr. Unsec’d. Notes	7.375	07/01/21		1,525	1,742,313
ContourGlobal Power Holdings SA, Sr. Sec’d. Notes, 144A	5.125	06/15/21	EUR	2,800	3,477,212
DPL, Inc.,
Sr. Unsec’d. Notes(aa)	6.750	10/01/19		4,648	4,880,400
Sr. Unsec’d. Notes(aa)	7.250	10/15/21		2,400	2,625,000
Dynegy, Inc.,
Gtd. Notes(aa)	6.750	11/01/19		4,004	4,151,647
Gtd. Notes(aa)	7.375	11/01/22		7,150	7,222,930
GenOn Energy, Inc.,
Sr. Unsec’d. Notes(d)	7.875	06/15/17		1,750	1,176,875
Sr. Unsec’d. Notes(d)	9.500	10/15/18		3,375	2,244,375
Sr. Unsec’d. Notes(d)	9.875	10/15/20		650	432,250
NRG Energy, Inc.,
Gtd. Notes	6.250	07/15/22		3,225	3,382,219
Gtd. Notes	6.625	03/15/23		1,400	1,449,875
Gtd. Notes(aa)	7.625	01/15/18		2,784	2,848,366
Gtd. Notes	7.875	05/15/21		106	109,180

					35,742,642

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Electrical Components & Equipment 0.2%
Belden, Inc., Gtd. Notes, EMTN	5.500%	04/15/23	EUR	1,000	$1,247,425

Entertainment 4.3%
CCM Merger, Inc., Sr. Unsec’d. Notes, 144A (original cost $3,875,000; purchased 03/08/17)(aa)(f)	6.000	03/15/22		3,875	4,060,419
Churchill Downs, Inc., Gtd. Notes(aa)	5.375	12/15/21		5,767	5,997,680
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes(aa)	4.375	04/15/21		1,000	1,043,750
Gtd. Notes(aa)	4.875	11/01/20		4,100	4,335,668
International Game Technology PLC, Sr. Sec’d. Notes, 144A(aa)	6.250	02/15/22		3,025	3,312,375
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875	02/01/24		550	596,750
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A(aa)	5.000	08/01/18		4,650	4,650,000
National CineMedia LLC, Sr. Sec’d. Notes	6.000	04/15/22		1,325	1,361,437
Scientific Games International, Inc.,
Gtd. Notes(aa)	6.625	05/15/21		2,300	2,374,750
Sr. Sec’d. Notes, 144A	7.000	01/01/22		1,475	1,570,875

					29,303,704

Environmental Control 0.3%
Clean Harbors, Inc., Gtd. Notes(aa)	5.125	06/01/21		1,800	1,836,000

Food 1.1%
Heartside Group Holdings LLC/Heartside Finance Co., Gtd. Notes, 144A(aa)	6.500	05/01/22		1,225	1,255,625
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A(aa)	9.000	11/01/19		4,250	4,398,750
SUPERVALU, Inc.,
Sr. Unsec’d. Notes(aa)	6.750	06/01/21		1,750	1,736,875
Sr. Unsec’d. Notes	7.750	11/15/22		325	322,562

					7,713,812

Gas 0.2%
NGL Energy Partners LP/NGL Energy Finance Corp., Gtd. Notes, 144A	7.500	11/01/23		1,175	1,133,875

Hand/Machine Tools 0.1%
Apex Tool Group LLC, Gtd. Notes, 144A	7.000	02/01/21		1,025	960,938

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	15

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Products 0.7%
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A	4.875%		04/15/20	5,000	$4,987,500

Healthcare-Services 8.0%
Acadia Healthcare Co., Inc.,
Gtd. Notes	5.125		07/01/22	600	619,500
Gtd. Notes	5.625		02/15/23	1,600	1,668,000
Centene Corp., Sr. Unsec’d. Notes(aa)	5.625		02/15/21	2,875	2,990,000
CHS/Community Health Systems, Inc.,
Gtd. Notes	6.875		02/01/22	2,500	2,143,750
Gtd. Notes	7.125		07/15/20	1,275	1,228,781
Gtd. Notes(aa)	8.000		11/15/19	4,133	4,138,166
Sr. Sec’d. Notes	6.250		03/31/23	1,950	1,998,750
HCA Healthcare, Inc., Sr. Unsec’d. Notes(aa)	6.250		02/15/21	2,000	2,172,500
HCA, Inc.,
Sr. Sec’d. Notes(aa)	3.750		03/15/19	1,300	1,329,250
Sr. Sec’d. Notes(aa)	6.500		02/15/20	1,000	1,092,500
Kindred Healthcare, Inc., Gtd. Notes(aa)	8.000		01/15/20	6,800	6,834,000
LifePoint Health, Inc., Gtd. Notes(aa)	5.500		12/01/21	1,985	2,060,678
Molina Healthcare, Inc., Gtd. Notes(aa)	5.375	(c)	11/15/22	1,425	1,517,625
Select Medical Corp., Gtd. Notes(aa)	6.375		06/01/21	3,000	3,090,000
Surgery Center Holdings, Inc., Gtd. Notes, 144A(aa)	8.875		04/15/21	2,238	2,428,230
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.375		10/01/21	175	178,063
Sr. Sec’d. Notes(aa)	4.750		06/01/20	1,825	1,891,156
Sr. Sec’d. Notes, 144A	4.625		07/15/24	4,100	4,079,500
Sr. Unsec’d. Notes	6.750		02/01/20	1,100	1,149,500
Sr. Unsec’d. Notes	6.750		06/15/23	8,675	8,566,562
Sr. Unsec’d. Notes(aa)	8.000		08/01/20	1,250	1,270,313
Universal Health Services, Inc., Sr. Sec’d. Notes, 144A(aa)	4.750		08/01/22	1,600	1,644,000

					54,090,824

Home Builders 7.2%
AV Homes, Inc., Sr. Unsec’d. Notes, 144A	6.625		05/15/22	750	776,250
Beazer Homes USA, Inc.,
Gtd. Notes(aa)	5.750		06/15/19	3,825	3,987,562
Gtd. Notes	8.750		03/15/22	2,725	3,041,291
CalAtlantic Group, Inc., Gtd. Notes(aa)	8.375		05/15/18	5,550	5,806,687
KB Home,
Gtd. Notes(aa)	4.750		05/15/19	1,500	1,546,875
Gtd. Notes(aa)	7.250		06/15/18	3,500	3,654,000
Gtd. Notes	8.000		03/15/20	350	392,438

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Lennar Corp., Gtd. Notes	4.125%		01/15/22	3,125	$3,216,781
M/I Homes, Inc., Gtd. Notes(aa)	6.750		01/15/21	2,500	2,618,750
Meritage Homes Corp.,
Gtd. Notes(aa)	4.500		03/01/18	3,161	3,184,708
Gtd. Notes	7.000		04/01/22	800	908,000
New Home Co., Inc. (The), Gtd. Notes, 144A	7.250		04/01/22	1,850	1,914,750
PulteGroup, Inc., Gtd. Notes(aa)	4.250		03/01/21	2,275	2,361,450
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A(aa)	5.250		04/15/21	4,100	4,207,625
TRI Pointe Group, Inc., Gtd. Notes(aa)	4.875		07/01/21	2,900	3,045,000
WCI Communities, Inc./Lennar Corp., Gtd. Notes	6.875		08/15/21	5,045	5,231,009
William Lyon Homes, Inc., Gtd. Notes(aa)	5.750		04/15/19	2,800	2,842,000

					48,735,176

Iron/Steel 0.3%
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Gtd. Notes, 144A	6.375		05/01/22	775	809,875
Steel Dynamics, Inc., Gtd. Notes	6.375		08/15/22	1,345	1,395,438

					2,205,313

Leisure Time 1.0%
NCL Corp. Ltd.,
Sr. Unsec’d. Notes, 144A	4.625		11/15/20	2,100	2,155,125
Sr. Unsec’d. Notes, 144A	4.750		12/15/21	1,375	1,423,125
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	7.250		03/15/18	1,650	1,702,402
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A	8.500		10/15/22	1,750	1,837,500

					7,118,152

Lodging 4.0%
Boyd Gaming Corp., Gtd. Notes	6.875		05/15/23	350	376,250
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties, Sr. Sec’d. Notes(aa)	8.000	(c)	10/01/20	9,320	9,576,300
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A(aa)	8.500		12/01/21	3,100	3,282,125
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A	10.250		11/15/22	1,175	1,292,500
Sr. Sec’d. Notes, 144A(aa)	6.750		11/15/21	1,375	1,433,437
MGM Resorts International,
Gtd. Notes	6.625		12/15/21	500	562,500
Gtd. Notes(aa)	8.625		02/01/19	7,500	8,231,250
Station Casinos LLC, Gtd. Notes(aa)	7.500		03/01/21	2,236	2,331,030

					27,085,392

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	17

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Machinery-Diversified 1.5%
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A(aa)	8.750%	12/15/19	1,675	$1,725,250
CNH Industrial Capital LLC, Gtd. Notes(aa)	4.375	11/06/20	2,775	2,906,813
Zebra Technologies Corp., Sr. Unsec’d. Notes(aa)	7.250	10/15/22	5,475	5,827,453

				10,459,516

Media 9.6%
Cablevision Systems Corp.,
Sr. Unsec’d. Notes(aa)	7.750	04/15/18	1,465	1,516,275
Sr. Unsec’d. Notes(aa)	8.625	09/15/17	3,479	3,500,744
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes(aa)	5.250	09/30/22	3,800	3,918,750
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A(aa)	5.125	12/15/21	3,630	3,710,513
Sr. Unsec’d. Notes, 144A(aa)	6.375	09/15/20	11,340	11,538,450
Clear Channel Worldwide Holdings, Inc.,
Series A, Gtd. Notes(aa)	6.500	11/15/22	2,715	2,796,450
Series A, Gtd. Notes	7.625	03/15/20	1,210	1,213,025
Series B, Gtd. Notes	6.500	11/15/22	900	932,625
Series B, Gtd. Notes	7.625	03/15/20	1,195	1,203,963
DISH DBS Corp.,
Gtd. Notes(aa)	4.250	04/01/18	3,000	3,033,750
Gtd. Notes(aa)	5.125	05/01/20	6,275	6,587,495
Mediacom Broadband LLC/Mediacom Broadband Corp.,
Sr. Unsec’d. Notes(aa)	5.500	04/15/21	4,385	4,494,625
Sr. Unsec’d. Notes	6.375	04/01/23	1,000	1,047,500
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A	6.250	08/01/21	2,985	3,078,281
Nexstar Broadcasting, Inc., Gtd. Notes, 144A(aa)	6.125	02/15/22	1,260	1,316,700
Sinclair Television Group, Inc.,
Gtd. Notes(aa)	5.375	04/01/21	1,500	1,541,250
Gtd. Notes	6.125	10/01/22	270	279,450
Tribune Media Co., Gtd. Notes	5.875	07/15/22	3,425	3,587,687
Univision Communications, Inc., Sr. Sec’d. Notes, 144A(aa)	6.750	09/15/22	9,560	9,930,450

				65,227,983

Mining 2.5%
Freeport-McMoRan, Inc.,
Gtd. Notes(aa)	2.300	11/14/17	8,685	8,685,000
Gtd. Notes(aa)	2.375	03/15/18	3,000	2,996,250
Gtd. Notes	6.500	11/15/20	2,250	2,314,687
Gtd. Notes	6.625	05/01/21	1,340	1,371,825

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Mining (cont’d.)
International Wire Group, Inc., Sec’d. Notes, 144A (original cost $1,733,782; purchased 07/12/16 - 08/04/16)(aa)(f)	10.750%		08/01/21	1,800	$1,579,500

					16,947,262

Miscellaneous Manufacturing 0.1%
EnPro Industries, Inc., Gtd. Notes, 144A	5.875		09/15/22	625	652,344

Oil & Gas 3.8%
Antero Resources Corp., Gtd. Notes	5.375		11/01/21	900	924,471
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A	10.000		04/01/22	3,536	3,624,400
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A(aa)	10.750		02/15/20	2,550	2,683,875
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	7.000		08/15/21	3,047	3,146,027
Sr. Unsec’d. Notes, 144A	8.125		09/15/23	250	267,500
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., Gtd. Notes, 144A(aa)	7.875		07/15/21	3,100	3,235,625
Range Resources Corp., Gtd. Notes, 144A	5.875		07/01/22	1,225	1,251,031
Rice Energy, Inc., Gtd. Notes	7.250		05/01/23	1,875	2,013,281
RSP Permian, Inc., Gtd. Notes	6.625		10/01/22	1,675	1,750,375
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	5.500		08/01/20	1,050	1,076,250
Gtd. Notes(aa)	6.250		04/15/21	3,300	3,448,500
WPX Energy, Inc.,
Sr. Unsec’d. Notes	6.000		01/15/22	275	282,563
Sr. Unsec’d. Notes(aa)	7.500		08/01/20	1,825	1,952,750

					25,656,648

Oil & Gas Services 0.2%
SESI LLC, Gtd. Notes(aa)	6.375		05/01/19	1,425	1,421,438

Packaging & Containers 1.1%
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A(aa)	9.500		08/15/19	2,675	1,959,437
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A(aa)	6.500		10/01/21	4,050	4,191,750
Sealed Air Corp., Gtd. Notes, 144A(aa)	6.500		12/01/20	1,260	1,404,900

					7,556,087

Pharmaceuticals 1.6%
Endo Finance LLC, Gtd. Notes, 144A	5.750		01/15/22	225	207,788
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A(aa)	7.250	(c)	01/15/22	1,250	1,231,250

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	19

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Nature’s Bounty Co. (The), Sr. Unsec’d. Notes, 144A(aa)	7.625%	05/15/21	2,966	$3,195,865
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A(aa)	7.000	10/01/20	5,375	5,307,812
Valeant Pharmaceuticals International, Inc., Sr. Sec’d. Notes, 144A(aa)	6.500	03/15/22	950	1,002,250

				10,944,965

Pipelines 1.5%
Andeavor Logistics LP/Tesoro Logistics Finance Corp, Gtd. Notes(aa)	6.125	10/15/21	3,425	3,549,156
NGPL PipeCo. LLC, Sr. Unsec’d. Notes, 144A	4.375	08/15/22	1,450	1,491,688
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A(aa)	5.625	04/15/20	1,895	2,004,569
Sr. Unsec’d. Notes, 144A(aa)	6.000	01/15/19	1,150	1,197,438
Sr. Unsec’d. Notes, 144A(aa)	6.850	07/15/18	2,050	2,134,562

				10,377,413

Real Estate 0.7%
Crescent Communities LLC/Crescent Ventures, Inc., Sr. Sec’d. Notes, 144A(aa)	8.875	10/15/21	1,700	1,785,000
Realogy Group LLC/Realogy Co-Issuer Corp., Gtd. Notes, 144A(aa)	5.250	12/01/21	1,725	1,806,938
Rialto Holdings LLC/Rialto Corp, Gtd. Notes, 144A	7.000	12/01/18	1,000	1,012,500

				4,604,438

Real Estate Investment Trusts (REITs) 1.6%
DuPont Fabros Technology LP, Gtd. Notes(aa)	5.875	09/15/21	2,480	2,570,210
FelCor Lodging LP, Gtd. Notes	6.000	06/01/25	2,600	2,795,000
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes(aa)	6.375	02/15/22	1,475	1,522,937
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000	04/15/21	1,150	1,174,438
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes(aa)	5.500	02/01/21	2,630	2,730,611

				10,793,196

Retail 3.8%
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes(aa)	8.625	06/15/20	1,000	875,000
Sr. Unsec’d. Notes, 144A	8.625	06/15/20	1,800	1,575,000

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Retail (cont’d.)
Hot Topic, Inc., Sr. Sec’d. Notes, 144A(aa)	9.250%	06/15/21	1,500	$1,413,750
L Brands, Inc.,
Gtd. Notes	6.625	04/01/21	500	546,250
Gtd. Notes(aa)	7.000	05/01/20	1,500	1,648,125
Gtd. Notes(aa)	8.500	06/15/19	1,150	1,267,875
Men’s Wearhouse, Inc. (The), Gtd. Notes(aa)	7.000	07/01/22	1,650	1,493,250
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A	8.000	10/15/21	2,531	1,398,378
PetSmart, Inc., Sr. Unsec’d. Notes, 144A(aa)	7.125	03/15/23	3,900	3,529,500
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A (original cost $1,047,375; purchased 02/28/17 - 03/01/17)(f)	10.250	06/30/20	1,050	1,050,000
Rite Aid Corp.,
Gtd. Notes(aa)	9.250	03/15/20	1,450	1,506,187
Gtd. Notes, 144A(aa)	6.125	04/01/23	3,875	3,841,094
Ruby Tuesday, Inc., Gtd. Notes(aa)	7.625	05/15/20	2,775	2,684,812
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A	8.000	06/15/22	350	283,500
Yum! Brands, Inc., Sr. Unsec’d. Notes(aa)	3.875	11/01/20	2,500	2,575,000

				25,687,721

Semiconductors 0.3%
Micron Technology, Inc., Sr. Sec’d. Notes(aa)	7.500	09/15/23	2,035	2,269,819

Software 1.7%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125	07/15/21	1,100	1,138,500
BMC Software, Inc., Sr. Unsec’d. Notes	7.250	06/01/18	972	1,006,020
First Data Corp., Gtd. Notes, 144A	7.000	12/01/23	4,445	4,795,044
Infor US, Inc., Sr. Sec’d. Notes, 144A(aa)	5.750	08/15/20	3,552	3,658,560
Nuance Communications, Inc., Gtd. Notes, 144A(aa)	5.375	08/15/20	1,203	1,221,045

				11,819,169

Telecommunications 3.7%
Aegis Merger Sub., Inc., Sr. Unsec’d. Notes, 144A	10.250	02/15/23	1,700	1,880,625
Anixter, Inc., Gtd. Notes(aa)	5.625	05/01/19	1,000	1,052,500
CommScope, Inc., Gtd. Notes, 144A(aa)	5.000	06/15/21	2,895	2,967,375
Frontier Communications Corp.,
Sr. Unsec’d. Notes	6.250	09/15/21	925	813,704
Sr. Unsec’d. Notes	8.125	10/01/18	1,500	1,565,625
Sr. Unsec’d. Notes	9.250	07/01/21	1,145	1,087,750
Level 3 Financing, Inc., Gtd. Notes(aa)	6.125	01/15/21	4,810	4,942,275
Qwest Capital Funding, Inc., Gtd. Notes(aa)	6.500	11/15/18	4,000	4,205,000

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	21

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Sprint Communications, Inc.,
Gtd. Notes, 144A(aa)	7.000%	03/01/20	4,145	$4,528,412
Sr. Unsec’d. Notes	6.000	11/15/22	1,735	1,830,425

				24,873,691

Textiles 0.6%
Springs Industries, Inc., Sr. Sec’d. Notes(aa)	6.250	06/01/21	3,640	3,740,100

Transportation 0.1%
XPO Logistics, Inc., Gtd. Notes, 144A	6.500	06/15/22	525	545,344

TOTAL CORPORATE BONDS (cost $518,980,570)				525,262,144

FOREIGN BONDS 45.3%

Argentina 1.7%
Argentine Republic Government International Bond, Sr. Unsec’d. Notes	6.250	04/22/19	3,000	3,163,500
Cablevision SA,
Sr. Unsec’d. Notes	6.500	06/15/21	500	529,910
Sr. Unsec’d. Notes, 144A	6.500	06/15/21	2,286	2,422,749
YPF SA,
Sr. Unsec’d. Notes	8.875	12/19/18	400	428,680
Sr. Unsec’d. Notes, 144A	8.875	12/19/18	4,330	4,640,461

				11,185,300

Australia 2.1%
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC, Gtd. Notes, 144A(aa)	6.500	05/15/21	5,045	5,322,475
FMG Resources Pty. Ltd.,
Gtd. Notes, 144A	4.750	05/15/22	1,200	1,233,000
Sr. Sec’d. Notes, 144A(aa)	9.750	03/01/22	6,655	7,561,411

				14,116,886

Barbados 1.0%
Columbus Cable Barbados Ltd.,
Gtd. Notes	7.375	03/30/21	1,000	1,067,500
Gtd. Notes, 144A	7.375	03/30/21	5,550	5,924,625

				6,992,125

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
FOREIGN BONDS (Continued)

Brazil 3.5%
Braskem Finance Ltd., Gtd. Notes, 144A	5.750%	04/15/21		4,000	$4,242,000
Brazilian Government International Bond, Sr. Unsec’d. Notes(aa)	2.875	04/01/21	EUR	1,400	1,725,928
JBS Investments GmbH, Gtd. Notes, 144A(aa)	7.750	10/28/20		4,300	4,289,250
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A	7.250	06/01/21		1,689	1,716,446
Gtd. Notes, 144A	8.250	02/01/20		250	253,125
Petrobras Global Finance BV,
Gtd. Notes(aa)	5.375	01/27/21		1,000	1,027,500
Gtd. Notes(aa)	8.375	05/23/21		9,075	10,209,375

					23,463,624

Canada 5.7%
1011778 BC ULC/New Red Finance Inc, Sec’d. Notes, 144A(aa)	6.000	04/01/22		1,400	1,445,500
Bombardier, Inc., Sr. Unsec’d. Notes, 144A(aa)	8.750	12/01/21		5,725	6,497,875
Brookfield Residential Properties, Inc., Gtd. Notes, 144A(aa)	6.500	12/15/20		3,025	3,130,875
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., Gtd. Notes, 144A	6.125	07/01/22		875	914,375
Cascades, Inc., Gtd. Notes, 144A(aa)	5.500	07/15/22		2,279	2,358,765
Cogeco Communications, Inc., Gtd. Notes, 144A	4.875	05/01/20		500	512,500
Cott Beverages, Inc., Gtd. Notes	5.375	07/01/22		1,550	1,608,125
Eldorado Gold Corp., Gtd. Notes, 144A	6.125	12/15/20		745	759,900
Kinross Gold Corp., Gtd. Notes(aa)	5.125	09/01/21		1,550	1,646,389
Lundin Mining Corp., Sr. Sec’d. Notes, 144A(aa)	7.500	11/01/20		5,195	5,449,555
Mattamy Group Corp.,
Gtd. Notes, 144A(aa)	6.500	11/15/20		1,475	1,504,500
Sr. Unsec’d. Notes, 144A	6.875	12/15/23		1,475	1,500,812
MEG Energy Corp., Gtd. Notes, 144A	6.375	01/30/23		1,550	1,298,125
Mercer International, Inc., Sr. Unsec’d. Notes(aa)	7.750	12/01/22		2,845	3,044,150
New Gold, Inc., Gtd. Notes, 144A(aa)	6.250	11/15/22		2,370	2,452,950
NOVA Chemicals Corp., Sr. Unsec’d. Notes, 144A(aa)	4.875	06/01/24		4,050	4,075,312
Teck Resources Ltd., Gtd. Notes	4.500	01/15/21		650	675,188

					38,874,896

Chile 0.4%
VTR Finance BV, Sr. Sec’d. Notes, 144A(aa)	6.875	01/15/24		2,500	2,665,625

Dominican Republic 0.2%
Dominican Republic International Bond, Sr. Unsec’d. Notes	7.500	05/06/21		1,405	1,556,037

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	23

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
FOREIGN BONDS (Continued)

France 2.5%
3AB Optique Developpement SAS, Sr. Sec’d. Notes(aa)	5.625%		04/15/19	EUR	1,200	$1,431,692
Banijay Group SAS, Sec’d. Notes, 144A	4.000		07/01/22	EUR	375	458,351
HomeVi SAS, Sr. Sec’d. Notes(aa)	6.875		08/15/21	EUR	2,200	2,702,119
Loxam SAS, Sec’d. Notes, 144A	3.500		04/15/22	EUR	1,600	1,988,778
Picard Groupe SAS, Sr. Sec’d. Notes, 144A	4.250	(c)	08/01/19	EUR	775	923,692
SFR Group SA, Sr. Sec’d. Notes, 144A(aa)	6.000		05/15/22		2,855	2,986,987
THOM Europe SAS, Sr. Sec’d. Notes, 144A(aa)	7.375		07/15/19	EUR	3,300	3,977,150
Verallia Packaging SASU, Sr. Sec’d. Notes, 144A(aa)	5.125		08/01/22	EUR	2,000	2,509,648

						16,978,417

Germany 3.1%
BMBG Bond Finance SCA, First Lien, 144A	3.000		06/15/21	EUR	2,000	2,439,683
CeramTec Group GmbH, Gtd. Notes(aa)	8.250		08/15/21	EUR	1,500	1,855,601
IHO Verwaltungs GmbH,
Sr. Sec’d. Notes, PIK, 144A(aa)	2.750		09/15/21	EUR	8,500	10,300,743
Sr. Sec’d. Notes, PIK, 144A(aa)	4.125		09/15/21		2,675	2,728,500
Techem GmbH, Sr. Sec’d. Notes(aa)	6.125		10/01/19	EUR	3,000	3,643,725

						20,968,252

Ireland 1.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes, 144A	6.000		06/30/21		525	540,750
Sr. Sec’d. Notes, 144A	4.250		09/15/22		2,800	2,877,000
eircom Finance DAC, Sr. Sec’d. Notes, 144A	4.500		05/31/22	EUR	1,000	1,237,066
Smurfit Kappa Acquisitions Unlimited Co., Gtd. Notes, 144A	4.875		09/15/18		4,038	4,159,140

						8,813,956

Italy 1.8%
Manutencoop Facility Management SpA, Sr. Sec’d. Notes(aa)	8.500		08/01/20	EUR	1,400	1,698,748
Wind Acquisition Finance SA,
Sr. Sec’d. Notes, 144A	3.669	(c)	07/15/20	EUR	2,000	2,372,517
Sr. Sec’d. Notes, 144A	6.500		04/30/20		7,600	7,856,500

						11,927,765

Jamaica 0.3%
Digicel Group Ltd.,
Sr. Unsec’d. Notes	8.250		09/30/20		950	910,812
Sr. Unsec’d. Notes, 144A	8.250		09/30/20		500	479,375

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
FOREIGN BONDS (Continued)

Jamaica (cont’d.)
Digicel Ltd.,
Sr. Unsec’d. Notes	6.000%		04/15/21		500	$486,000
Sr. Unsec’d. Notes, 144A	6.000		04/15/21		400	388,800

						2,264,987

Lebanon 0.5%
Lebanon Government International Bond,
Sr. Unsec’d. Notes, EMTN	6.100		10/04/22		2,000	1,990,000
Sr. Unsec’d. Notes, GMTN	5.450		11/28/19		805	802,859
Sr. Unsec’d. Notes, GMTN	6.000		05/20/19		500	504,746

						3,297,605

Luxembourg 2.9%
ArcelorMittal, Sr. Unsec’d. Notes	6.125		06/01/18		3,440	3,534,600
B&M European Value Retail SA, Sr. Sec’d. Notes, 144A, MTN	4.125		02/01/22	GBP	425	586,604
Coveris Holdings SA, Gtd. Notes, 144A	7.875		11/01/19		5,000	4,950,000
Galapagos SA, Sr. Sec’d. Notes, 144A	4.419	(c)	06/15/21	EUR	3,146	3,686,981
Interoute Finco PLC,
Sr. Sec’d. Notes(aa)	7.375		10/15/20	EUR	1,480	1,835,590
Sr. Sec’d. Notes, 144A(aa)	7.375		10/15/20	EUR	1,275	1,581,336
Millicom International Cellular SA,
Sr. Unsec’d. Notes	6.625		10/15/21		1,040	1,081,818
Sr. Unsec’d. Notes, 144A	6.625		10/15/21		520	540,909
Monitchem HoldCo 3 SA, Sr. Sec’d. Notes	5.250		06/15/21	EUR	450	542,983
Trionista TopCo GmbH, Sec’d. Notes	6.875		04/30/21	EUR	1,000	1,231,728

						19,572,549

Macau 0.6%
Wynn Macau Ltd., Sr. Unsec’d. Notes, 144A	5.250		10/15/21		4,075	4,156,500

Mexico 1.6%
Cemex Finance LLC,
First Lien	9.375		10/12/22		4,195	4,455,090
First Lien, 144A	9.375		10/12/22		4,415	4,688,730
Nemak SAB de CV,
Sr. Unsec’d. Notes	5.500		02/28/23		400	412,000
Sr. Unsec’d. Notes, 144A(aa)	5.500		02/28/23		1,500	1,545,000

						11,100,820

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	25

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
FOREIGN BONDS (Continued)

Netherlands 2.7%
Constellium NV, Sr. Sec’d. Notes, 144A(aa)	7.875%	04/01/21		1,230	$1,313,025
InterXion Holding NV, Sr. Sec’d. Notes(aa)	6.000	07/15/20	EUR	2,500	3,051,827
NXP BV/NXP Funding LLC,
Gtd. Notes, 144A(aa)	4.125	06/15/20		3,375	3,526,875
Gtd. Notes, 144A(aa)	4.125	06/01/21		3,215	3,371,731
Sr. Unsec’d. Notes, 144A(aa)	3.875	09/01/22		3,325	3,458,000
United Group BV, Sr. Sec’d. Notes, 144A	4.375	07/01/22	EUR	3,200	3,780,193

					18,501,651

New Zealand 0.4%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes(aa)	5.750	10/15/20		2,759	2,821,077

Norway 0.3%
Silk Bidco AS, Sr. Sec’d. Notes	7.500	02/01/22	EUR	1,700	2,128,170

Russia 2.0%
EuroChem Mineral & Chemical Co. OJSC via EuroChem Global Investments Ltd., Sr. Unsec’d. Notes, 144A	3.800	04/12/20		2,000	2,000,300
Evraz Group SA, Sr. Unsec’d. Notes	6.500	04/22/20		1,000	1,055,000
Gazprom OAO Via Gaz Capital SA,
Sr. Unsec’d. Notes	4.950	07/19/22		645	672,413
Sr. Unsec’d. Notes	6.510	03/07/22		1,470	1,624,232
Sr. Unsec’d. Notes, 144A	4.950	07/19/22		3,500	3,648,750
Sr. Unsec’d. Notes, EMTN	3.600	02/26/21	EUR	2,000	2,515,827
Sr. Unsec’d. Notes, EMTN	5.338	09/25/20	GBP	1,000	1,420,403
Sberbank of Russia Via SB Capital SA, Sr. Unsec’d. Notes	5.717	06/16/21		500	537,790

					13,474,715

South Africa 0.2%
Eskom Holding SOC Ltd., Sr. Unsec’d. Notes	5.750	01/26/21		1,000	1,005,550

Spain 0.4%
NH Hotel Group SA, Sr. Sec’d. Notes	6.875	11/15/19	EUR	2,335	2,910,317

Sweden 0.4%
Intrum Justitia AB, Sr. Unsec’d. Notes, 144A	2.750	07/15/22	EUR	1,775	2,129,840
Verisure Holding AB, First Lien, 144A	6.000	11/01/22	EUR	450	577,136

					2,706,976

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
FOREIGN BONDS (Continued)

Switzerland 0.1%
Inovyn Finance PLC, Sr. Sec’d. Notes, 144A	6.250%		05/15/21	EUR	480	$593,133

Turkey 1.3%
Turkey Government International Bond,
Sr. Unsec’d. Notes	5.125		03/25/22		1,500	1,570,524
Sr. Unsec’d. Notes	5.625		03/30/21		1,000	1,065,680
Sr. Unsec’d. Notes	6.250		09/26/22		1,750	1,919,043
Turkiye Is Bankasi,
Sr. Unsec’d. Notes	3.750		10/10/18		1,000	1,000,332
Sr. Unsec’d. Notes	5.000		04/30/20		1,375	1,394,060
Sr. Unsec’d. Notes, EMTN	5.375		10/06/21		625	633,313
Sr. Unsec’d. Notes, 144A, MTN	5.375		10/06/21		1,000	1,013,300

						8,596,252

United Arab Emirates 0.3%
DAE Funding LLC, Gtd. Notes, 144A	4.500		08/01/22		2,175	2,213,062

United Kingdom 7.7%
Alliance Automotive Finance PLC, Sr. Sec’d. Notes	6.250		12/01/21	EUR	400	495,066
Boparan Finance PLC, Sr. Sec’d. Notes(aa)	5.500		07/15/21	GBP	1,800	2,339,440
CPUK Finance Ltd., Sr. Sec’d. Notes, 144A	4.250		02/28/47	GBP	2,575	3,436,884
Drax Finco PLC, Sec’d. Notes, 144A	4.250		05/01/22	GBP	850	1,146,778
Grainger PLC, Sr. Sec’d. Notes(aa)	5.000		12/16/20	GBP	4,565	6,634,404
Iceland Bondco PLC, Sr. Sec’d. Notes, 144A(aa)	4.545	(c)	07/15/20	GBP	907	1,196,441
Jaguar Land Rover Automotive PLC, Gtd. Notes, 144A(aa)	4.250		11/15/19		1,850	1,898,563
Jerrold Finco PLC, First Lien, 144A(aa)	6.250		09/15/21	GBP	1,850	2,532,424
Kelda Finance No. 3 PLC, Sr. Sec’d. Notes(aa)	5.750		02/17/20	GBP	1,370	1,981,016
Mclaren Finance PLC, Sr. Sec’d. Notes, 144A	5.000		08/01/22	GBP	3,125	4,168,275
Melton Renewable Energy UK PLC, Sr. Sec’d. Notes(aa)	6.750		02/01/20	GBP	2,400	3,258,455
Moy Park BondCo PLC, Gtd. Notes(aa)	6.250		05/29/21	GBP	1,615	2,197,420
Newday Bondco PLC,
Sec’d. Notes, 144A(aa)	6.824		02/01/23	GBP	1,250	1,599,773
Sr. Sec’d. Notes, 144A(aa)	7.375		02/01/24	GBP	2,500	3,194,780
Noble Holding International Ltd., Gtd. Notes	7.750		01/15/24		1,125	895,333
Stonegate Pub Co. Financing PLC,
Sec’d. Notes, 144A(aa)	4.875		03/15/22	GBP	1,275	1,724,426
Sr. Sec’d. Notes, 144A	4.664	(c)	03/15/22	GBP	925	1,229,269
TVL Finance PLC, First Lien, 144A	5.200	(c)	05/15/23	GBP	1,200	1,597,625
Viridian Group FundCo II Ltd., Sr. Sec’d. Notes	7.500		03/01/20	EUR	2,750	3,386,731
Voyage Care Bondco PLC, Sec’d. Notes, 144A	5.875		05/01/23	GBP	1,600	2,200,072

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	27

Schedule of Investments (continued)

as of July 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
FOREIGN BONDS (Continued)

United Kingdom (cont’d.)
Wagamama Finance PLC, Sec’d. Notes, 144A	4.125%	07/01/22	GBP	1,500	$1,984,048
William Hill PLC, Gtd. Notes(aa)	4.250	06/05/20	GBP	2,500	3,446,934

					52,544,157

Zambia 0.3%
First Quantum Minerals Ltd., Gtd. Notes, 144A	7.000	02/15/21		1,640	1,701,500

TOTAL FOREIGN BONDS (cost $302,547,682)					307,131,904

			Shares
COMMON STOCK 0.1%

Oil, Gas & Consumable Fuels
Frontera Energy Corp. (Colombia)* (cost $878,863)				22,038	608,249

TOTAL LONG-TERM INVESTMENTS (cost $927,871,768)					941,482,430

SHORT-TERM INVESTMENT 0.8%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $5,633,619)(w)				5,633,619	5,633,619

TOTAL INVESTMENTS 139.6% (cost $933,505,387)					947,116,049
Liabilities in excess of other assets(z) (39.6)%					(268,896,837)

NET ASSETS 100.0%					$678,219,212

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

EMTN—Euro Medium Term Note

GMTN—Global Medium Term Note

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

EUR—Euro

GBP—British Pound

*	Non-income producing security.

See Notes to Financial Statements.

28

#	Principal amount shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $1,928,705 and 0.3% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $513,907,660 segregated as collateral for amount of $253,000,000 borrowed and outstanding as of July 31, 2017.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2017.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post maturity.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $6,656,157. The aggregate value, $6,689,919, is 1.0% of net assets.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at July 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 08/02/17	Goldman Sachs & Co.	GBP	46,848	$61,175,023	$61,811,240	$636,217
Euro,
Expiring 08/02/17	Bank of America	EUR	9,898	11,523,820	11,717,068	193,248
Expiring 08/02/17	Barclays Capital Group	EUR	9,898	11,526,374	11,717,068	190,694
Expiring 08/02/17	Citigroup Global Markets	EUR	9,898	11,515,090	11,717,068	201,978
Expiring 08/02/17	Credit Suisse First Boston Corp.	EUR	9,898	11,513,942	11,717,068	203,126
Expiring 08/02/17	Goldman Sachs & Co.	EUR	9,898	11,517,169	11,717,068	199,899
Expiring 08/02/17	Goldman Sachs & Co.	EUR	3,600	4,110,004	4,261,666	151,662
Expiring 08/02/17	Goldman Sachs & Co.	EUR	1,314	1,495,710	1,555,733	60,023
Expiring 08/02/17	Goldman Sachs & Co.	EUR	347	396,501	410,713	14,212
Expiring 08/02/17	Hong Kong & Shanghai Bank	EUR	9,898	11,515,188	11,717,067	201,879
Expiring 08/02/17	JPMorgan Chase	EUR	9,898	11,515,138	11,717,067	201,929
Expiring 08/02/17	Morgan Stanley	EUR	9,898	11,520,087	11,717,067	196,980
Expiring 08/02/17	UBS AG	EUR	9,898	11,519,939	11,717,067	197,128

				$170,843,985	$173,492,960	2,648,975

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 08/02/17	Goldman Sachs & Co.	GBP	43,367	$55,462,307	$57,217,804	$(1,755,497)
Expiring 08/02/17	Goldman Sachs & Co.	GBP	2,335	3,023,806	3,080,253	(56,447)
Expiring 09/05/17	Goldman Sachs & Co.	GBP	46,848	61,243,422	61,891,603	(648,181)

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	29

Schedule of Investments (continued)

as of July 31, 2017

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
Euro,
Expiring 08/02/17	Bank of America	EUR	10,627	$12,010,329	$12,580,271	$(569,942)
Expiring 08/02/17	Barclays Capital Group	EUR	10,627	12,009,479	12,580,271	(570,792)
Expiring 08/02/17	Citigroup Global Markets	EUR	10,627	12,005,972	12,580,271	(574,299)
Expiring 08/02/17	Credit Suisse First Boston Corp.	EUR	10,627	12,011,466	12,580,271	(568,805)
Expiring 08/02/17	Goldman Sachs & Co.	EUR	10,627	12,010,276	12,580,271	(569,995)
Expiring 08/02/17	Hong Kong & Shanghai Bank	EUR	10,627	12,016,068	12,580,271	(564,203)
Expiring 08/02/17	JPMorgan Chase	EUR	10,627	12,010,064	12,580,271	(570,207)
Expiring 08/02/17	Morgan Stanley	EUR	10,627	12,017,267	12,580,271	(563,004)
Expiring 08/02/17	UBS AG	EUR	10,627	12,011,232	12,580,271	(569,039)
Expiring 09/05/17	Bank of America	EUR	9,898	11,544,832	11,741,256	(196,424)
Expiring 09/05/17	Barclays Capital Group	EUR	9,898	11,546,465	11,741,256	(194,791)
Expiring 09/05/17	Citigroup Global Markets	EUR	9,898	11,535,627	11,741,256	(205,629)
Expiring 09/05/17	Credit Suisse First Boston Corp.	EUR	9,898	11,535,271	11,741,256	(205,985)
Expiring 09/05/17	Goldman Sachs & Co.	EUR	9,898	11,537,855	11,741,257	(203,402)
Expiring 09/05/17	Hong Kong & Shanghai Bank	EUR	9,898	11,535,727	11,741,257	(205,530)
Expiring 09/05/17	JPMorgan Chase	EUR	9,898	11,535,776	11,741,257	(205,481)
Expiring 09/05/17	Morgan Stanley	EUR	9,898	11,540,527	11,741,257	(200,730)
Expiring 09/05/17	UBS AG	EUR	9,898	11,540,775	11,741,257	(200,482)

				$331,684,543	$341,083,408	(9,398,865)

						$(6,749,890)

Cross currency exchange contract outstanding at July 31, 2017:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contract:
08/02/17	Buy	EUR	1,302	GBP	1,147	$27,535	JPMorgan Chase

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

30

The following is a summary of the inputs used as of July 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$106,551,428	$1,928,705
Corporate Bonds	—	525,262,144	—
Foreign Bonds
Argentina	—	11,185,300	—
Australia	—	14,116,886	—
Barbados	—	6,992,125	—
Brazil	—	23,463,624	—
Canada	—	38,874,896	—
Chile	—	2,665,625	—
Dominican Republic	—	1,556,037	—
France	—	16,978,417	—
Germany	—	20,968,252	—
Ireland	—	8,813,956	—
Italy	—	11,927,765	—
Jamaica	—	2,264,987	—
Lebanon	—	3,297,605	—
Luxembourg	—	19,572,549	—
Macau	—	4,156,500	—
Mexico	—	11,100,820	—
Netherlands	—	18,501,651	—
New Zealand	—	2,821,077	—
Norway	—	2,128,170	—
Russia	—	13,474,715	—
South Africa	—	1,005,550	—
Spain	—	2,910,317	—
Sweden	—	2,706,976	—
Switzerland	—	593,133	—
Turkey	—	8,596,252	—
United Arab Emirates	—	2,213,062	—
United Kingdom	—	52,544,157	—
Zambia	—	1,701,500	—
Common Stock	608,249	—	—
Affiliated Mutual Fund	5,633,619	—	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	(6,749,890)	—
OTC Cross Currency Exchange Contract	—	27,535	—

Total	$6,241,868	$932,223,121	$1,928,705

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	31

Schedule of Investments (continued)

as of July 31, 2017

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2017 were as follows (unaudited):

Media	10.9%
Telecommunications	8.5
Healthcare-Services	8.4
Home Builders	8.2
Oil & Gas	8.0
Electric	6.7
Retail	6.6
Mining	5.9
Lodging	5.3
Entertainment	5.3
Chemicals	4.7
Food	4.2
Software	3.4
Packaging & Containers	3.3
Auto Parts & Equipment	2.9
Pharmaceuticals	2.8
Capital Goods	2.5
Diversified Financial Services	2.5
Machinery-Diversified	2.3
Building Materials	2.3
Sovereign Bonds	2.2
Semiconductors	1.8
Iron/Steel	1.8
Other Industry	1.8
Commercial Services	1.8
Real Estate	1.7
Real Estate Investment Trusts (REITs)	1.6
Computers	1.6
Pipelines	1.5
Forest Products & Paper	1.4
Consumer Services	1.4
Technology	1.3
Miscellaneous Manufacturing	1.1
Leisure Time	1.0
Healthcare-Products	0.9%
Healthcare	0.9
Auto Manufacturers	0.9
Coal	0.9
Affiliated Mutual Fund	0.8
Electronics	0.7
Banks	0.7
Distribution/Wholesale	0.6
Cable	0.6
Environmental Control	0.6
Internet	0.6
Textiles	0.6
Media & Entertainment	0.5
Aerospace & Defense	0.4
Transportation	0.4
Consumer Finance	0.4
Financial Services	0.3
Restaurants	0.3
Non-Captive Finance	0.3
Holding Companies—Diversified	0.3
Beverages	0.2
Oil & Gas Services	0.2
Electrical Components & Equipment	0.2
Gas	0.2
Construction Machinery	0.1
Hand/Machine Tools	0.1
Oil, Gas & Consumable Fuels	0.1
Publishing	0.1
Tobacco	0.0 *

139.6
Liabilities in excess of other assets	(39.6)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange contracts risk. The effect of such derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

32

Fair values of derivative instruments as of July 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	$27,535	—	$—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,648,975	Unrealized depreciation on OTC forward foreign currency exchange contracts	9,398,865

Total		$2,676,510		$9,398,865

The effects of derivative instruments on the Statement of Operations for the year ended July, 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(1)
Foreign exchange contracts	$2,789,128

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward & Cross Currency Exchange Contracts(2)
Foreign exchange contracts	$(4,315,925)

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.
(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	33

Schedule of Investments (continued)

as of July 31, 2017

For the year ended July 31, 2017, the Fund's average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts—Purchased(1)	Forward Foreign Currency Exchange Contracts—Sold(1)	Cross Currency Exchange Contracts(2)
$180,212,075	$351,521,694	$297,691

(1)	Value at Settlement Date.
(2)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Bank of America	$193,248	$(193,248)	$—	$—
Barclays Capital Group	190,694	(190,694)	—	—
Citigroup Global Markets	201,978	(201,978)	—	—
Credit Suisse First Boston Corp.	203,126	(203,126)	—	—
Goldman Sachs & Co.	1,062,013	(1,062,013)	—	—
Hong Kong & Shanghai Bank	201,879	(201,879)	—	—
JPMorgan Chase	229,464	(229,464)	—	—
Morgan Stanley	196,980	(196,980)	—	—
UBS AG	197,128	(197,128)	—	—

	$2,676,510

See Notes to Financial Statements.

34

Offsetting of OTC derivative assets and liabilities (cont’d):

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Bank of America	$(766,366)	$193,248	$280,000	$(293,118)
Barclays Capital Group	(765,583)	190,694	290,000	(284,889)
Citigroup Global Markets	(779,928)	201,978	360,000	(217,950)
Credit Suisse First Boston Corp.	(774,790)	203,126	290,000	(281,664)
Goldman Sachs & Co.	(3,233,522)	1,062,013	1,910,000	(261,509)
Hong Kong & Shanghai Bank	(769,733)	201,879	280,000	(287,854)
JPMorgan Chase	(775,688)	229,464	330,000	(216,224)
Morgan Stanley	(763,734)	196,980	270,000	(296,754)
UBS AG	(769,521)	197,128	270,000	(302,393)

	$(9,398,865)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Collateral amount disclosed by the Fund is limited to the Fund's OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	35

Statement of Assets & Liabilities

as of July 31, 2017

Assets
Investments at value:
Unaffiliated investments (cost $927,871,768)	$941,482,430
Affiliated investments (cost $5,633,619)	5,633,619
Cash	138,461
Foreign currency, at value (cost $7,843,926)	7,967,449
Dividends and interest receivable	13,968,805
Receivable for investments sold	10,578,970
Cash segregated for counterparty – OTC	4,280,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,648,975
Unrealized appreciation on OTC cross currency exchange contracts	27,535

Total Assets	986,726,244

Liabilities
Loan payable	253,000,000
Payable for investments purchased	44,592,322
Unrealized depreciation on OTC forward foreign currency exchange contracts	9,398,865
Management fee payable	670,943
Loan interest payable	475,458
Dividends payable	182,442
Accrued expenses	143,888
Deferred directors’ fees	43,114

Total Liabilities	308,507,032

Net Assets	$678,219,212

Net assets were comprised of:
Common stock, at par	$40,924
Paid-in capital in excess of par	779,843,798

779,884,722
Distributions in excess of net investment income	(1,213,911)
Accumulated net realized loss on investment and foreign currency transactions	(106,995,984)
Net unrealized appreciation on investments and foreign currencies	6,544,385

Net assets, July 31, 2017	$678,219,212

Net asset value and redemption price per share ($678,219,212 ÷ 40,923,879 shares of common stock issued and outstanding)	$16.57

See Notes to Financial Statements.

36

Statement of Operations

Year Ended July 31, 2017

Net Investment Income (Loss)
Income
Interest income	$52,795,514
Affiliated dividend income	108,638

Total income	52,904,152

Expenses
Management fee	8,117,324
Loan interest expense	4,334,989
Excise tax expense	296,000
Custodian and accounting fees	141,000
Legal fees and expenses	64,000
Audit fee	47,000
Registration fees	42,000
Shareholders’ reports	41,000
Directors’ fees	40,000
Transfer agent’s fees and expenses	18,000
Miscellaneous	13,121

Total expenses	13,154,434

Net investment income (loss)	39,749,718

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(19,167,011)
Foreign currency transactions	2,523,220

(16,643,791)

Net change in unrealized appreciation (depreciation) on:
Investments	29,888,860
Foreign currencies	(4,631,910)

25,256,950

Net gain (loss) on investment and foreign currency transactions	8,613,159

Net Increase (Decrease) In Net Assets Resulting From Operations	$48,362,877

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	37

Statement of Changes in Net Assets

	Year Ended July 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$39,749,718	$42,017,392
Net realized gain (loss) on investment and foreign currency transactions	(16,643,791)	(22,094,872)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	25,256,950	14,677,361

Net increase (decrease) in net assets resulting from operations	48,362,877	34,599,881

Dividends from net investment income	(48,699,416)	(54,633,378)

Total increase (decrease)	(336,539)	(20,033,497)

Net Assets:
Beginning of year	678,555,751	698,589,248

End of year (a)	$678,219,212	$678,555,751

(a) Includes undistributed net investment income of:	$—	$9,742,839

See Notes to Financial Statements.

38

Statement of Cash Flows

For the Year Ended July 31, 2017

Increase (Decrease) in Cash
Cash flows from operating activities:
Interest and dividends received (excluding discount and premium amortization of $(6,338,072))	$61,280,265
Operating expenses paid	(8,850,807)
Loan interest paid	(4,165,390)
Purchases of long-term portfolio investments	(621,703,024)
Proceeds from disposition of long-term portfolio investments	636,535,026
Net purchases and sales of short-term investments	(1,295,012)
Increase in receivable for investments sold	(7,182,196)
Decrease in payable for investments purchased	29,769,697
Increase in Cash segregated for Counterparty—OTC	(4,020,000)
Net cash received for foreign currency transactions	2,523,220
Effect of exchange rate changes	(315,985)

Net cash provided from operating activities	82,575,794

Cash flows from financing activities:
Cash dividends paid	(48,516,974)
Decrease in borrowing	(27,000,000)

Net cash used in financing activities	(75,516,974)

Net increase /(decrease) in cash	7,058,820
Cash at beginning of year, including foreign currency	1,047,090

Cash at end of year, including foreign currency	$8,105,910

Reconciliation of Net Increase in Net Assets to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$48,362,877

Decrease in investments	19,875,062
Net realized loss on investment and foreign currency transactions	16,643,791
Increase in net unrealized appreciation on investments and foreign currencies	(25,256,950)
Net cash received for foreign currency transactions	2,523,220
Effect of exchange rate changes	(315,985)
Decrease in dividends and interest receivable	2,038,041
Increase in receivable for investments sold	(7,182,196)
Increase in Cash segregated for Counterparty—OTC	(4,020,000)
Decrease in payable for investments purchased	29,769,697
Decrease in management fee payable	(17,603)
Increase in loan interest payable	169,599
Decrease in accrued expenses	(21,700)
Increase in deferred directors' fees	7,941

Total adjustments	34,212,917

Net cash provided from operating activities	$82,575,794

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	39

Notes to Financial Statements

Prudential Global Short Duration High Yield Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund was incorporated as a Maryland corporation on July 23, 2012.

The investment objective of the Fund is to provide a high level of current income.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market

40

approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which

Prudential Global Short Duration High Yield Fund, Inc.	41

Notes to Financial Statements (continued)

it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest without limit in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized

42

foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, forward currency contracts, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Prudential Global Short Duration High Yield Fund, Inc.	43

Notes to Financial Statements (continued)

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

Bank Loans: The Fund may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of

44

assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Payment-In-Kind: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK securities and accreting discounts and amortizing premiums on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income

Prudential Global Short Duration High Yield Fund, Inc.	45

Notes to Financial Statements (continued)

and net capital gains for the calendar year. The Fund paid approximately $296,000 of Federal excise taxes attributable to calendar year 2016 in March 2017. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PGIM Investments, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the

46

Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of .85% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PGIM Investments and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended July 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Treasury securities) for the year ended July 31, 2017, were $618,729,273 and $633,300,392, respectively.

On June 14, 2017, GenOn Energy, Inc. and its subsidiaries filed for bankruptcy under Chapter 11. In connection with the Chapter 11 plan of reorganization (the “GenOn Reorganization Plan”) GenOn Energy, Inc. and its subsidiaries will issue a 144A high yield bond offering for the exit financing of the bankruptcy. As part of the GenOn Reorganization Plan and restructuring of the existing bond, PGIM, Inc. has agreed to participate in a backstop commitment of $6,325,000 for the new bond offering. Under the commitment agreement, the Fund will be obligated to purchase all of the unsubscribed shares of the bond offering. The Fund has received a backstop fee of $316,250 in conjunction with this commitment. The offering is expected to close by December 31, 2017.

Prudential Global Short Duration High Yield Fund, Inc.	47

Notes to Financial Statements (continued)

5. Distributions and Tax Information

Distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended July 31, 2017, the adjustments were to increase distributions in excess of net investment income by $2,007,052, decrease accumulated net realized loss on investment and foreign currency transactions by $2,303,052 and decrease paid-in capital by $296,000 due to differences in the treatment for book and tax purposes of premium amortization, certain transactions involving foreign securities, paydowns, securities in default and non-deductible excise tax paid. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended July 31, 2017 and July 31, 2016, the tax character of dividends paid by the Fund were $48,699,416 and $54,633,378 of ordinary income, respectively.

As of July 31, 2017, there were no accumulated undistributed earnings.

The United States federal income tax basis of the Fund’s investments and the total net unrealized appreciation as of July 31, 2017 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$941,094,880	$21,886,662	$(15,865,493)	$6,021,169	$(526,364)	$5,494,805

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes and securities in default. The other cost basis adjustments are primarily attributable to appreciation of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2017 of approximately $99,770,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat late-year ordinary losses of approximately $7,390,000 as having been incurred in the following fiscal year (July 31, 2018).

48

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

There are 1 billion shares of $0.001 par value common stock authorized. As of July 31, 2017, Prudential owned 7,801 shares of the Fund.

For the year ended July 31, 2017, the Fund did not issue any shares of Common Stock in connection with the Fund’s dividend reinvestment plan.

7. Borrowings and Re-hypothecation

The Fund currently is a party to a committed credit facility (the “credit facility”) with a financial institution. The credit facility provides for a maximum commitment of $300 million or 50% of the net asset value based on the most recent fiscal year end. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and to meet its general cash flow requirements.

The Fund utilized the credit facility during the year ended July 31, 2017. The average daily outstanding loan balance for the 365 days that the Fund utilized the facility during the period was $276,572,603, borrowed at a weighted average interest rate of 1.55%. The maximum loan balance outstanding during the period was $290,000,000. At July 31, 2017, the Fund had an outstanding loan balance of $253,000,000.

Re-hypothecation: The credit facility agreement permits, subject to certain conditions, the financial institution to re-hypothecate, up to the amount outstanding under the facility, portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from the financial institution on demand. If the financial institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the financial institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the financial institution, the Fund, upon notice to the financial institution, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned by the financial institution in connection with the rehypothecation of portfolio securities.

Prudential Global Short Duration High Yield Fund, Inc.	49

Notes to Financial Statements (continued)

8. Subsequent Event

Dividends and Distributions: On August 31, 2017 the Fund declared monthly dividends of $0.0900 per share payable on September 29, 2017, October 31, 2017 and November 30, 2017, respectively, to shareholders of record on September 15, 2017, October 13, 2017, and November 17, 2017, respectively. The ex-dates are September 14, 2017, October 12, 2017, and November 16, 2017, respectively.

9. Recent Accounting Pronouncements and Reporting Updates

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures.

50

Financial Highlights

Class A Shares
	Year Ended July 31,								December 26, 2012(a) through July 31,
	2017(b)		2016		2015		2014		2013(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.58		$17.07		$18.45		$18.70		$19.10	*
Income (loss) from investment operations:
Net investment income (loss)	.97		1.03		1.15		1.23		.64
Net realized and unrealized gain (loss) on investment transactions	.21		(.18)		(.78)		.02		(.26)
Total from investment operations	1.18		.85		.37		1.25		.38
Less Dividends:
Dividends from net investment income	(1.19)		(1.34)		(1.75)		(1.50)		(.75)
Fund share transactions:
Common stock offering costs reimbursed (charged) to paid-in capital in excess of par	-		-		-		-	(h)	(.04)
Accretion to net asset value from the exercise of the underwriters over-allotment option	-		-		-		-		.01
Total of share transactions	-		-		-		-		(.03)
Net asset value, end of period	$16.57		$16.58		$17.07		$18.45		$18.70
Market price, end of period	$15.11		$15.38		$14.70		$16.94		$17.18
Total Investment Return(c)	6.31%		14.69%		(3.28)%		7.39%		(10.52)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$678,219		$678,556		$698,589		$755,151		$765,475
Average net assets (000)	$678,323		$669,729		$720,504		$769,943		$761,359
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.94%	(e)	1.74%	(e)	1.61%	(e)	1.60%	(e)	1.40%	(e)(f)
Expenses before waivers and/or expense reimbursement	1.94%	(e)	1.74%	(e)	1.61%	(e)	1.60%	(e)	1.43%	(e)(f)
Net investment income (loss)	5.86%		6.27%		6.53%		6.56%		5.70%	(f)
Portfolio turnover rate	66%		59%		62%		65%		34%	(g)
Asset coverage	368%		342%		354%		339%		361%
Total debt outstanding at period-end (000)	$253,000		$280,000		$275,000		$316,000		$293,000

*	Initial public offering price of $20.00 per share less sales load of $0.90 per share.
(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day of each period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Includes interest expense of 0.64% and a tax expense of 0.04% for the year ended July 31, 2017, 0.45% and 0.02% for the year ended July 31, 2016, interest expense of 0.36% for the year ended July 31, 2015, 0.36% for the year ended July 31, 2014 and 0.25% for the period ended July 31, 2013.
(f)	Annualized.
(g)	Not annualized.
(h)	Less than $.005 per share.

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	51

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Global Short Duration High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Global Short Duration High Yield Fund, Inc. (the “Fund”), including the schedule of investments, as of July 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the four-year period then ended and the period December 26, 2012 (commencement of operations) through July 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2017, and the results of its operations, its cash flows, changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 18, 2017

52

Tax Information (unaudited)

For the year ended July 31, 2017, the Fund reports the maximum amount allowable but not less than 76.03% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2017.

Prudential Global Short Duration High Yield Fund, Inc.	53

Other Information (unaudited)

Dividend Reinvestment Plan. Unless a holder of Common Stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on Common Stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Stock. The holders of Common Stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of Common Stock and may re-invest that cash in additional Common Stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s Common Stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. The Common Stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Stock from the Fund (“Newly Issued Common Stock”) or (ii) by purchase of outstanding Common Stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the Common Stock plus per share fees (as defined below) is equal to or greater than the NAV per share of Common Stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Stock on behalf of the participants. The number of Newly Issued Common Stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of Common Stock on the payment date, provided that, if the NAV per share of Common Stock is less than or equal to 95% of the closing market price per share of Common Stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Stock on the payment date. If, on the payment date for any Dividend, the NAV per share of Common Stock is greater than the closing market value per share of Common Stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of Common Stock acquired on behalf of the participants in Open-Market Purchases.

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“Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of Common Stock exceeds the NAV per share of Common Stock, the average per share purchase price paid by the Plan Administrator for Common Stock may exceed the NAV per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the Dividend had been paid in Newly Issued Common Stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Stock at the NAV per share of Common Stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of Common Stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common Stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of Common Stock such as banks, brokers or nominees that hold shares of Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the

Prudential Global Short Duration High Yield Fund, Inc.	55

Other Information (continued)

Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of Common Stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of Common Stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of Common Stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of Common Stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will

56	Visit our website at pgiminvestments.com

process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

Prudential Global Short Duration High Yield Fund, Inc.	57

Management of the Fund (unaudited)

Information about the Directors and Officers of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Ellen S. Alberding (59) Director Portfolios Overseen: 87	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	Since 2013 (Class I)	None.
Kevin J. Bannon (65) Director Portfolios Overseen: 87	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Since 2011 (Class II)	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (65) Director Portfolios Overseen: 87	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Since 2011 (Class III)	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Global Short Duration High Yield Fund, Inc.

Management of the Fund (continued)

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Barry H. Evans (56)± Director Portfolios Overseen: 87	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Since 2017 (Class I)	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (60) Director Portfolios Overseen: 87	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	Since 2013 (Class II)	None.
Laurie Simon Hodrick (55)± Director Portfolios Overseen: 87	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Since 2017 (Class III)	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).

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Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Michael S. Hyland, CFA (71) Director Portfolios Overseen: 87	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	Since 2011 (Class III)	None.
Richard A. Redeker (74) Director & Independent Chair Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors) – Executive Committee, Chair of Policy Steering Committee, Governing Council.	Since 2011 (Class I)	None.
Stephen G. Stoneburn (74) Director Portfolios Overseen: 87	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	Since 2011 (Class II)	None.

±	Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Prudential Global Short Duration High Yield Fund, Inc.

Management of the Fund (continued)

Interested Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Stuart S. Parker (54) Director & President Portfolios Overseen: 87	President of PGIM Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	Since 2015 (Class I)	None.
Scott E. Benjamin (44) Director & Vice President Portfolios Overseen: 87	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, PGIM Investments (2003-2006).	Since 2011 (Class III)	None.
Grace C. Torres (58)* Director Portfolios Overseen: 86	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Since 2015 (Class II)	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, Ms. Torres is considered to be an “interested person” under the 1940 Act. Ms. Torres serves as a non-management Interested Director, and receives compensation from the Fund for her service as a Director.

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Fund Officers(a)
Name, Address and Age Position with Fund	Term of Office	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (62) Chief Legal Officer	Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst (42) Chief Compliance Officer	Since 2014	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.
Deborah A. Docs (59) Secretary	Since 2011	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (59) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (42) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Prudential Global Short Duration High Yield Fund, Inc.

Management of the Fund (continued)

Fund Officers(a)
Name, Address and Age Position with Fund	Term of Office	Principal Occupation(s) During Past Five Years
Andrew R. French (54) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
M. Sadiq Peshimam (53) Treasurer & Principal Financial and Accounting Officer	Since 2011	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of PGIM Investments LLC.
Peter Parrella (59) Assistant Treasurer	Since 2011	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti (50) Assistant Treasurer	Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin (56) Assistant Treasurer	Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.

(a)	Excludes Mr. Parker and Mr. Benjamin, Interested Directors of the Fund who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Directors are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
•	Unless otherwise noted, the address of all Directors and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4077.
•

The Board of Directors is divided into three classes, each of which has three year terms. Class I term expires in 2019, Class II term expires in 2020 and Class III term expires in 2018. Officers are generally elected by the Board to one-year terms.

•

There is no set term of office for Directors or Officers. The Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the Board) of Prudential Global Short Duration High Yield Fund, Inc. (the Fund) consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Directors). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, Investment Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (PGIM) on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (PGIML). In considering the renewal of the agreements, the Board, including all of the Independent Directors*, met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, PGIM, and PGIML, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the

*	Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 7, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the Fund’s advisory agreements.

Prudential Global Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Fixed Income. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and the sub-subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and

Visit our website at pgiminvestments.com

responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser and sub-subadviser are affiliated with PGIM Investments and that their profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PGIM Investments and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PGIM Investments. The Board and PGIM Investments have discussed these conclusions extensively since that presentation.

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board

Prudential Global Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

received and discussed information concerning whether PGIM Investments realizes economies of scale as the Fund’s assets grow beyond current levels. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PGIM Investments, PGIM Fixed Income and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2016. The Board considered that the Fund commenced operations on December 26, 2012 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe (the Lipper Closed End High Yield Leveraged Funds Performance Universe) and the Peer Group were objectively determined by

Visit our website at pgiminvestments.com

Broadridge, an independent provider of fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertion that the benchmark index is a better comparative source against which to evaluate the performance of the Fund than the Peer Universe. In this regard, the Board considered PGIM Investments assertion that most of the Fund’s peers invest in longer duration and lower quality securities in comparison to the Fund.

•	The Board also noted information provided by PGIM Investments indicating that the Fund’s actual management fee was only five basis points higher than the median of all funds in the Peer Group.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Global Short Duration High Yield Fund, Inc.

Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice (Prudential), and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. The people who are authorized to have access to your personal information need it to do their jobs, and we require them to keep that information secure and confidential.

Personal Information We Collect

We collect your personal information when you fill out applications and other forms, when you enter personal details on our websites, when you respond to our emails, and when you provide us information over the telephone. We also collect personal information that others give us about you. This information includes, for example:

•	name
•	address, email address, telephone number, and other contact information
•	income and financial information
•	Social Security number
•	transaction history
•	medical information for insurance applications
•	consumer reports from consumer reporting agencies
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees

Using Your Information

We use your personal information for various business purposes, including:

•	normal everyday business purposes, such as providing services to you and administrating your account or policy
•	business research and analysis
•	marketing products and services of Prudential and other companies in which you may be interested
•	as required by law

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies who perform services for us or on our behalf, for our everyday business purposes, such as providing services to you and administering your account or policy. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that financial company.

We may share your personal information among Prudential companies so that the Prudential companies can market their products and services to you. We may also share consumer report information among Prudential companies which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information.

Limiting Our Sharing—Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

•	visit us online at: www.prudential.com/privacyoptout
•	call us at: 1-877-248-4019

If you previously told us in 2016 not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

You are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

This notice is being provided to customers and former customers of the Prudential companies listed below.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Retirement Insurance and Annuity Company (PRIAC); CG Variable Annuity Account I & II (Connecticut General); Pruco Insurance Company of Iowa; All insurance company separate accounts that include the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; Prudential Investment Management, Inc.; Prudential Investment Management Services LLC; Prudential Investments LLC; Prudential Private Placement Investors, L.P.

Bank and Trust Companies

Prudential Bank & Trust, FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

Prudential Investments Mutual Funds; Prudential Capital Partners, L.P.; The Target Portfolio Trust; Advanced Series Trust; Private Placement Trust Investors, LLC; All funds that include the following names: Prudential, PCP, PGIM, or PCEP

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Ed. 1/2017

∎ MAIL	∎ MAIL (OVERNIGHT)	∎ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842-3170	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
∎ WEBSITE
www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842-3170

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Global Short Duration High Yield Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PRUDENTIAL GLOBAL SHORT DURATION HIGH YIELD FUND, INC.

NYSE	GHY
CUSIP	74433A109

PICE1001E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2017 and July 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $46,884 and $50,147 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended July 31, 2017 and July 31, 2016: none.

(c) Tax Fees

For the fiscal years ended July 31, 2017 and July 31, 2016: none.

(d) All Other Fees

For the fiscal years ended July 31, 2017 and July 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
∎	Federal, state and local income tax compliance; and,
∎	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments LLC and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended July 31, 2017 and July 31, 2016: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2017 and July 31, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Kevin J. Bannon (chair), Ellen S. Alberding, Linda W. Bynoe, and Richard A. Redeker (ex-officio).

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

PROXY VOTING POLICIES OF THE SUBADVISER

PGIM FIXED INCOME

Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account. Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process.

PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by us. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-US holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote non-US securities on a best efforts basis if we determine that voting is in the best economic interest of our clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential material conflict of interest between the firm and our clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.

Any client may obtain a copy of our proxy voting policy, guidelines and procedures as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the Fund’s investment strategy.

Robert Cignarella, CFA, is a Managing Director and Head of PGIM Fixed Income’s Leveraged Finance Team, which includes the US and European High Yield Bond and Bank Loan sector teams. Previously, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is a Managing Director and Senior Investment Officer for PGIM Fixed Income. He is also senior portfolio manager for Core Plus, Absolute Return, and other Multi-Sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at the Firm in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI). Effective October 31, 2017, Mr. Collins will no longer serve as a portfolio manager for the Fund.

Daniel Thorogood, CFA, is a Vice President and a high yield portfolio manager for PGIM Fixed Income’s High Yield Team. Mr. Thorogood is also responsible for portfolio strategy and managing high yield bond allocations in multi-sector portfolios. Prior to joining the High Yield Team, Mr. Thorogood was a member of PGIM Fixed Income’s Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the Firm’s credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in PGIM Fixed Income’s Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University. Mr. Thorogood holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on PGIM Fixed Income’s Credit Research team. He joined the Firm in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, and an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in PGIM Fixed Income’s Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of the Firm’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Ryan Kelly, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income’s High Yield Team. Prior to his current position, Mr. Kelly was a senior high yield credit analyst in PGIM Fixed Income’s Credit Research Group, covering the automotive, energy, technology and finance sectors. Previously, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was an investment banker at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Terence Wheat, CFA, is a Principal, global high yield portfolio manager and an emerging markets corporate portfolio manager at PGIM Fixed Income. Previously, he was a high yield portfolio manager for PGIM Fixed Income’s High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in PGIM Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for the Firm’s Financial Management Group. Mr. Wheat joined the Firm in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of August 31, 2017.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface. In addition is information about portfolio manager ownership of Fund securities. The Ownership of Fund Securities column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles	Other Accounts/ Total Assets	Fund Ownership
Michael J. Collins, CFA	30 / $63,517,049,820	13 / $10,542,225,899	76 / $23,001,825,863 0 / $0	$100,001-$500,000
Robert Spano, CFA, CPA	30 / $16,597,899,701	18 / $4,580,873,085	113 / $15,912,073,608 1 / $0	$10,001-$50,000
Terence Wheat, CFA	30 / $16,597,899,701	18 / $4,580,873,085	114 / $15,912,473,336 1 / $0	$50,001-$100,000
Daniel Thorogood, CFA	30 / $16,597,903,946	18 / $4,580,873,085	110 / $15,574,899,633 1 / $0	$0
Ryan Kelly, CFA	30 / $16,597,899,701	18 / $4,580,873,085	112 / $15,876,252,619 1 / $0	$0
Brian Clapp, CFA	30 / $16,597,903,946	18 / $4,580,873,085	108 / $14,640,366,250 1 / $0	$0
Robert Cignarella, CFA	30 / $17,109,452,285	18 / $4,580,873,085	108 / $15,142,794,901 1 / $0	$0

Compensation and Conflicts Disclosure:

Compensation

General

The base salary of an investment professional in the PGIM Fixed Income unit of PGIM, Inc. is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

- business initiatives;

- the number of investment professionals receiving a bonus and/or related peer group compensation;

- financial metrics of the business relative to those of appropriate peer groups; and

- investment performance of portfolios relative to appropriate peer groups and/or as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long-short investment composite or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of PGIM Fixed Income’s business. In addition, the targeted long-term incentive plan is designed to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of a particular long-short composite or commingled investment vehicle. The chief investment officer/head of PGIM Fixed Income also receives (i) performance shares which represent the right to receive shares of Prudential Financial common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, and (ii) book value units which track the book value per share of Prudential Financial and (iii) Prudential Financial stock options. Each of the restricted stock, long-term incentive plan grants, performance shares and book value units and stock options is subject to vesting requirements.

CONFLICTS OF INTEREST. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

•	elimination of the conflict;
•	disclosure of the conflict; or
•	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. (Prudential Financial) on business ethics, personal securities trading by investment personnel, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

●	Performance Fees— PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates could be considered to have the incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
●	Affiliated accounts— PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.
●

Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income.
●	Long only and long/short accounts— PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. PGIM Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.
●	Securities of the same kind or class— PGIM Fixed Income sometimes buys or sells for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. PGIM Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies trading in the same securities or types of securities may appear as inconsistencies in PGIM Fixed Income’s management of multiple accounts side-by-side.
●	Financial interests of investment professionals— PGIM Fixed Income investment professionals may invest in certain investment vehicles that it manages, including mutual funds and private funds. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals may have financial interests in accounts managed by PGIM Fixed Income or that are related to the performance of certain client accounts.
●	Non-discretionary accounts— PGIM Fixed Income provides non-discretionary investment advice to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

●	The chief investment officer/head of PGIM Fixed Income periodically reviews and compares performance and performance attribution for each client account within its various strategies during meetings typically attended by members of PGIM Fixed Income’s senior leadership team, chief compliance officer or his designee, and senior portfolio managers.

●

In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation procedures. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as: (i) the number of new issues allocated in the strategy; (ii) the size of new issue allocations to each portfolio in the strategy; (iii) the profitability of new issue transactions; and (iv) portfolio turnover. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

●	PGIM Fixed Income has procedures that specifically address its side-by-side management of long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

●	Conflicts Arising Out of Legal Restrictions. PGIM Fixed Income may be restricted by law, regulation, contract or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and its other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial for client accounts. In addition, PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under some SEC rules, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds, and Prudential Financial tracks these aggregated holdings and may restrict purchases to avoid exceeding these thresholds because of the potential consequences to Prudential Financial, Inc. if such thresholds are exceeded. In addition, PGIM Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, PGIM Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. PGIM Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. PGIM Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PGIM, Inc. by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of PGIM Fixed Income.

●	Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer.

●	Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. PGIM Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both PGIM Fixed Income and its affiliate.

●	PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including PGIM Fixed Income’s trades on behalf of the account, may affect market prices. Although PGIM Fixed Income does not expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Securities Holdings and Other Financial Interests. Prudential Financial, PICA, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of PGIM Fixed Income’s client accounts. For example:

●	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.

●	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities we purchase and sell for PGIM Fixed Income clients.

●	PGIM Fixed Income invest in the debt securities of companies whose equity is held by its affiliates.

●	PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. For example: (i) Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt. (ii) To the extent permitted by applicable law, PGIM Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.

●	Certain of PGIM Fixed Income’s affiliates (as well as directors or officers of its affiliates) are officers or directors of issuers in which PGIM Fixed Income invests from time to time. These issuers may also be service providers to PGIM Fixed Income or its affiliates.

●	In addition, PGIM Fixed Income may invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees may offer and sell securities of, and interests in, commingled funds that it manages or subadvises. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of our investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, PGIM Fixed Income’s chief investment officer/head reviews performance among similarly managed accounts on a quarterly basis during meetings typically attended by members of PGIM Fixed Income’s senior leadership team, chief compliance officer or his designee, and senior portfolio managers.

Conflicts Related to Trading - Personal Trading by Employees. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

Other Financial Interests. PGIM Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, PGIM Fixed Income may invest client assets in the securities of issuers that are also its advisory clients.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees. When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests.

Conflicts Related to Securities Lending Fees. When PGIM Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Global Short Duration High Yield Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	September 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 21, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	September 21, 2017